UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2016

Greenwood Hall, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-184796	99-0376273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12424 Wilshire Blvd, Suite 1030, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 907-8300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 24, 2015, Greenwood Hall, Inc., a Nevada corporation (the “Company”), PCS Link, Inc. dba Greenwood & Hall, a subsidiary of the Company (“PCS Link”), and Opus Bank (“Opus Bank”) agreed to terms for a Third Amendment, Waiver and Ratification Agreement (the “Third Amendment”) amending the Amended and Restated Credit Agreement between the parties, dated as of July 18, 2014.

On July 11, 2016, Opus Bank agreed to extend the term of the Third Amendment and corresponding Promissory Note, dated as of May 28, 2014, with an outstanding principal amount of $ 3,151,152 as of June 30, 2016, , until October 31, 2016.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

The information disclosed in Item 1.01, above, is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWOOD HALL, INC.
Date: July 12, 2016
	By:	/s/ John Hall
Name: John Hall
Title: Chief Executive Officer